united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Equinox MutualHedge Futures Strategy Fund

 Class A, Class C, and Class I Shares

Annual Report
September 30, 2018

1-888-643-3431
WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox MutualHedge Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND
Annual Letter to Shareholders for the year ended September 30, 2018

Equinox MutualHedge Futures Strategy Fund (the “Fund” or “MutualHedge”) began trading on December 31, 2009. For the fiscal year, October 1, 2017 through September 30, 2018, the Fund’s Class A Shares (with No Load) returned +0.37%, Class A Shares (with Maximum Load) returned -5.39%, Class C Shares returned -0.39%, and Class I Shares returned +0.49%. During the period, the Fund’s Class I Shares slightly underperformed the Barclay BTOP50 Index® (the “Managed Futures Index”), which returned 0.98%, but lagged well behind the performance of US equities (S&P 500® Total Return Index, the “Equities Index”), which returned 17.91%.1

The Fund has remained virtually uncorrelated to equities since its inception, posting a 0.05 correlation coefficient relative to the Equities Index. Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to traditional investment portfolios that have equities as their core holding.

FUND STRATEGY

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index. Since inception, the Fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox” or the “Advisor”) has kept the volatility of the Fund’s returns around 9%.

The Advisor pursues the Fund’s investment objectives mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisors (“CTAs”), which are often labeled “managed futures” programs.

The Advisor draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, to combine them in a portfolio that seeks to offer more consistent performance potential with lower volatility than individual CTA programs. The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, global macro trading, relative value trading); (ii) trading time horizons (short-term, medium-term, long-term); (iii) sectors (energy, metals, agricultural commodities, equity indices, interest rates, currencies); and (iv) geography. The Advisor seeks to manage the risk of the portfolio by monitoring key parameters such as returns, volatility, drawdowns, value at risk (VaR), and sector exposures. While the portfolio is actively managed, it does not express or incorporate tactical views on markets or CTA programs; rather, the Advisor emphasizes strategic allocation and long-term risk-adjusted returns.

[1]	The Equinox MutualHedge Futures Strategy Fund data source: Gemini Fund Services, LLC. The Managed Futures Index and Equities Index data source: Morningstar Direct.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

PORTFOLIO AND PLATFORM EVOLUTION

As of September 30, 2018, the Fund’s portfolio consisted of 17 CTA programs. Four global macro programs (H2O, IPM, QMS, and Blue Sky (newly added)) represented about 27% of the Fund’s portfolio (vs. 32% last year), while three diversified intermediate-term to long-term trend-following programs2 (KeyQuant, Quantica, and Quest) represented approximately 14% of the Fund’s portfolio (vs. 15%). Three spread/relative-value/commodity trading programs (Arctic Blue, EvE, and Moody) represented approximately 16% (vs. 16%), while three short-term trading programs (Crabel, QIM and Quantmetrics) had a 21% allocation (vs. 24%). Two currency trading programs (Cambridge, LCJ), newly added this year, represent a 9% allocation. The remaining 13% (vs 6%) was allocated to FORT (contrarian) and WNTN (multi-strategy). The Adviser believes that this greater diversification across trading styles and horizons has the potential, over time, to earn positive returns under varying market conditions while keeping the volatility of the Fund’s returns within the target range mentioned earlier. It is worth mentioning that the above allocations are based on “notional trading,” whereas the Adviser employs a modified “risk-parity” allocation approach.

Table 1 displays the Fund’s quarter-by-quarter allocations to CTA programs. Three trading programs have been added during the fiscal year: Cambridge and LCJ (currency trading), and Blue Sky (systematic global macro with a bearish equity bias). Since May 2018, the Fund has not allocated to Systematica’s (systematic global macro) trading program.

In October 2017, the Fund made an allocation to the Dynamic Macro Strategy, a bear-biased systematic global macro strategy managed by Blue Sky Hedge Funds, an Australian alternative asset manager. Economic research underpins the philosophy, driven by pioneering work in credit expansion (money supply) and its impact on asset prices. The strategy allocates risk dynamically across more than fifty CTA models (broadly classified as trend-following, mean-reversion, and risk premium) according to how a model is most likely to perform in the current economic environment based on three econometric “overlays.” A ‘look-back’ function seeks to assess the direction of risk (risk on/risk off), and to determine the best markets and models to exploit opportunities. This process of dynamically allocating risk results in an “optimally” diversified portfolio of high-conviction contrarian trades. The trading program targets a long-term volatility of about 16% and an average negative correlation of about −0.50 to equities. We believe these properties will allow it to blend very well with the Fund’s existing portfolio.

In December 2017, we allocated to two FX trading programs that we have been tracking for several years. Our first new allocation was to the Emerging Markets Currency Alpha Strategy managed by The Cambridge Strategy group, founded in 2003, an institutional asset manager headquartered in London with offices in Hong Kong, Monaco, and New York City. The firm

[2]	WNTN is now classified as multi-strategy vs. trend-following; prior year’s numbers have been adjusted appropriately.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com began managing assets for institutional investors in 2004 and offers currency alpha, emerging markets macro, emerging markets equity, and currency overlay programs. Risk management is central to the firm’s culture and is an integral part of the investment process. The Emerging Markets Currency Alpha Strategy commenced trading in February 2008 and aims to profit from short and medium term moves in developing markets’ currency pairs. Depending on market conditions and volatility, the strategy combines fundamental, technical, and/or discretionary investment styles.

Our second new allocation was to the LCJ FX Macro trading program. LCJ Investments is a global macro investment manager with a specialized currency focus. This strategy, which has a 10-year live track record, is co-managed by two founding partners with combined experience of more than 40 years in discretionary FX trading. The program invests primarily in FX options, using the inherent advantage of options to create leverage and to minimize downside losses. The strategy primarily seeks to deliver returns via directional trends over different time periods, with the decision-making process based on macro fundamental analysis. The portfolio comprises major currency pairs/currency crosses, non-traditional currency crosses and emerging market currency pairs.

Towards the end of May 2018, the Fund de-allocated from the Systematica global macro trading program. Our analysis indicated that the program had underperformed its peer group over a long enough period to warrant this decision.

After making all these changes, we believe that the Fund’s overall portfolio continues to be positioned to perform reasonably well, in the long run, over a wide range of market conditions.

TABLE 1: MUTUALHEDGE PORTFOLIO ALLOCATIONS (Fiscal Year 10/1/17 – 9/30/18)

Advisor	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Arctic Blue	5.4%	5.3%	5.2%	5.4%	5.4%
Blue Sky		5.0%	5.9%	5.5%	4.9%
Bluecrest	6.3%	5.2%	4.7%
Cambridge		3.2%	4.4%	4.7%	4.7%
Crabel	8.9%	7.9%	7.5%	7.7%	7.8%
Emil van Essen	6.6%	6.1%	6.0%	6.1%	6.2%
Fort Contrarian	6.0%	5.9%	5.4%	5.8%	5.8%
H2O Asset Management	11.4%	9.8%	9.9%	10.0%	9.8%
IPM	8.2%	7.7%	7.8%	7.8%	7.6%
JE Moody	4.2%	3.7%	3.8%	4.1%	4.3%
Keyquant	6.0%	5.4%	4.9%	5.2%	5.2%
LCJ		3.3%	4.4%	4.7%	4.7%
QIM	9.1%	7.5%	6.8%	8.1%	8.2%
QMS	6.0%	5.0%	5.1%	4.9%	5.0%
Quantica	5.8%	4.9%	4.6%	5.6%	5.8%
Quantmetrics	5.8%	5.1%	5.0%	5.2%	5.3%
Quest	3.0%	2.8%	2.7%	2.6%	2.6%
Winton	7.3%	6.2%	5.9%	6.6%	6.7%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

ANALYSIS OF FUND PERFORMANCE

As shown in Table 2, the Fund underperformed both the Managed Futures Index and the Equities Index. The Fund’s volatility since inception is, of course, much lower than that of the Equities Index. Noteworthy, as well, is the lack of correlation between the Fund and the Equities Index, evidence of the potential diversification provided by this asset class.

TABLE 2: PERFORMANCE STATISTICS OF THE FUND (10/1/2017 to 9/30/2018)

			CORRELATION (1/2010 – 9/2018)
	RETURN Fiscal Year	VOLATILITY (1/2010-9/2018)	FUND	BTOP50	S&P 500®
Fund (A shares, no load)	0.37%	9.01%	1.0	0.85	0.05
Barclay BTOP50 Index®	0.98%	6.37%	0.85	1.0	0.12
S&P 500 Total Return Index®	17.91%	11.77%	0.05	0.12	1.0

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors. Indices are unmanged. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

FUND PERFORMANCE ATTRIBUTION BY CTA PROGRAM AND SECTOR

For the year, the number of positive and negative contributors to performance were evenly divided at nine each. The best performer was the KeyTrends trend-following program, followed by Crabel’s short-term trading program and Winton’s multi-strategy program. The three most significant detractors were Blue Sky’s and IPM’s systematic global macro programs, and the Quantmetrics short-term trading program. The Fund’s fixed-income investments, short-duration (mostly under 24 months) US Treasury securities, were up for the year.

TABLE 3: CTA PROGRAM CONTRIBUTIONS TO PERFORMANCE (10/1/2017 to 9/30/2018

CTA PROGRAM	CONTRIBUTION TO PROGRAM
Arctic Blue	0.40%
Blue Sky	-3.50%
Bluecrest	-0.44%
Cambridge	-0.95%
Crabel	1.56%
Emil van Essen	-0.03%
Fort Contrarian	0.34%
H2O Asset Management	-0.61%
IPM	-1.37%
JE Moody	0.61%
Keyquant	1.69%
LCJ	0.27%
QIM	-0.21%
QMS	0.72%
Quantica	0.75%
Quantmetrics	-0.76%
Quest	-0.23%
Winton	1.46%
Fixed Income Securities	0.67%
TOTAL	0.37%

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Energy and Currencies were the two sectors with positive contributions to performance. Equity Indices, Interest Rates and Metals, in that order, detracted from performance, while Agricultural Commodities were close to flat.

TABLE 4: FUND PERFORMANCE ATTRIBUTION BY SECTOR (10/1/2017 to 9/30/2018)

SECTOR	CONTRIBUTION TO PERFORMANCE
Currencies	0.34%
Equity Indices	-2.41%
Interest Rates	-0.67%
Agricultural Commodities	-0.04%
Energy	2.73%
Metals	-0.25%
Fixed Income Securities	0.67%
TOTAL	0.37%

FUND SECTOR DIVERSIFICATION

The Fund’s sector diversification, as of September 30, 2017 and September 30, 2018, respectively, is shown in the charts below.3 Exposure to financial sectors (Currencies 20%, Equity Indices 16%, and Interest Rates 15%) was about 51% (vs. 48% last year). Physical commodities (Agricultural Commodities 29%, Energy 17%, and Metals 3%) made up the remaining 49% (vs. 52% last year).

These are shown below. It is worth noting that these are “gross” risk exposures: a sector that has long positions with risk exposure of say 10% and short positions with risk exposure of say 15% will be shown as having a “gross” risk exposure of 25%, even though its “net” exposure would be -5% (short).

[3]	Until last year, we reported CTA long-term risk allocations. We now report aggregated actual risk exposures.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

RISK EXPOSURE AS OF 9/30/2017

RISK EXPOSURE AS OF 9/30/2018

*	Source: Equinox Funds and Bloomberg, LP. Reflects broad sector gross risk exposures. Sector exposures and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future exposures. Portfolio positions are subject to change and should not be considered investment advice.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

MARKET COMMENTARY AND OUTLOOK

Q4 2017

It was a positive quarter for the Fund, with its Class A shares up +0.37%.

The first fiscal quarter, Q4 of 2017, was yet again dominated alternately by headlines out of Washington DC, natural disasters, geopolitical tensions, and … the seemingly endless rally in global stock markets. The passage of the Trump administration’s first major piece of legislation ended an eventful year, but the equity rally continued into 2018. There was some acceleration in economic growth, driven mainly by low interest rates and increased optimism about corporate taxes, even as some pundits wondered about its sustainability.

2017 was the ninth year of the stock market rally that began in 2009; this represented 105 months of positive returns for a balanced stock-bond portfolio, the previous record for which had been only about four years. Although they appeared to be in the minority, some of the global macro managers to whom we allocate were making the case that the good times were nearing the end. They believed that central bank tapering, less liquidity, and higher rates would soon see markets jolted out of the surreally low volatility (at least, as measured by the VIX) that had prevailed. They predicted that nominal asset returns would fall, and real returns would fall even more as inflation returned with a vengeance and central banks scrambled into combat. The “bubble” that had been created by central bank support and exacerbated by growing investor complacency must inevitably pop at some time, they contended.

Q1 2018

The Fund had another positive quarter with its Class A shares up +4.08%. This was particularly pleasing in view of the fact that it was a difficult quarter for many of our peers and for most asset classes.

2018 began on a strong note for equities. US Markets rallied to record levels, with the Nasdaq breaking through 7000, driven by the expanding US economy, growth in corporate profits, and enthusiasm over recently enacted tax-cuts and other business-friendly policies. However, there was some pullback and higher volatility in the final few days of the month, portending perhaps the events that were to come in February. The US dollar sold off, posting its worst January in over a decade and closing at a three-year low following Treasury Secretary Mnuchin’s comments in Davos about “a weaker dollar being good for trade,” which represented a dramatic and unexpected departure from the traditional position long espoused by the US. Meanwhile, increased demand drove oil markets higher, while bonds declined, reflecting a return to a broad “risk-on” climate. The Fund had one of its best months in a long while.

February turned out to be a completely different ball-game. It began with an unexpected rise in US hourly earnings and strong employment numbers, which immediately ignited inflationary

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fears. This started the dominoes falling: equities lost 10% in a week, with the VIX hitting an intra-day high of 50%. Most CTA programs were caught with substantially long equity positions, boosted by the abnormally low equity market volatility that prevailed during the trailing months. Finally, the equity correction was unexpected and was not preceded by the warning of an increase in volatility, as has often been the case historically. Bonds, the normal asset of choice during a “risk-off” scenario, did rally slightly, but were judged to be less attractive than usual due to the inflationary jitters that had been triggered. All in all, these factors led to a dreadful month; the only saving grace was that our diversification across multiple trading strategies mitigated losses, so that January’s stellar performance was not entirely offset.

Markets continued to be volatile during March. Tech stocks led markets lower following the revelation of Facebook’s data problems, and President Trump’s attacks on Amazon. The probability of a trade war between the US and China increased as threats of tariffs were exchanged. The Fed announced another quarter-point rate hike and policy makers shifted views in favor of further rate increases. The Bank of Japan announced that there would be no change in its commitment to an accommodative monetary policy. The European Central Bank also kept its policy steady, as expected. In the midst of all these developments, the month turned out to be far less turbulent than February, and the Fund ended the quarter on a positive note.

Q2 2018

The Fund’s Class A shares were slightly down (–0.83%) for the second quarter, driven by a bad month of May (–3.43%) sandwiched between positive months of April and June.

Initially in April, trade tensions escalated, with the Trump Administration proposing additional tariffs on China. However, these concerns later eased, and stock markets recovered, boosted by strong earnings in the US, the ECB’s decision to maintain stimulus for the time being, and the Bank of England’s dovish tone. In fixed income, the yield on the US 10Y Treasury rose above 3% for the first time since 2014. Meanwhile, geopolitical tensions in the Middle East caused by military action in Syria and the prospect of reinstated Iranian sanctions pushed oil prices higher.

May was dominated by mounting fears about political instability in Italy, which caused Italian bond yields to rise sharply towards the end of the month. Strong US economic data initially caused Treasury yields to rise further, before unexpectedly dovish rhetoric from the Federal Reserve later in the month saw them subside. Ongoing trade tensions between the US and China, together with President Trump’s decision to cancel his North Korea meeting, rattled stock markets, while his reneging on the Iranian nuclear deal sent energy markets to multi-year highs.

During June, markets retained their focus on global trade concerns. The heated rhetoric between the US and its key trade partners, especially China, finally took equities into bear market territory. Continuing tensions rattled financial markets ahead of the G7 summit early in

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com the month, and news of global trade tariffs continued to sour market sentiment. Central bank policy divergence was a key theme as the Federal Reserve announced a rate hike and adopted a generally more hawkish stance, while the European Central Bank announced plans to delay rate hikes.

Q3 2018

The Fund’s Class A shares were down (–3.12%) for the third quarter, driven mainly by bad performance during August (–2.64%) sandwiched between a flat July and a slightly negative September (–0.49%).

July began with an escalation of trade tensions as the US imposed tariffs on $34 billion worth of Chinese goods, and China retaliated. However, the risk of an imminent global trade war was alleviated as the US and the EU agreed to work towards trade agreements. Optimism surrounding quarterly corporate earnings coupled with stronger US economic data helped stocks to recover from June’s trade-war induced selloff. The Federal Reserve continued its announced commitment to gradual rate hikes, even as the US yield curve flattened more than it had in the last decade. The dollar came under pressure from trade uncertainty, as did the commodities sector. Global bond yields were temporarily lifted by speculation of shifting Japanese monetary policy and encouraging economic data. WTI crude suffered its worst month since 2016 following increased US and Libyan output and slowing global demand. Gold logged its fourth straight monthly loss.

August witnessed selloffs in emerging markets amid political and monetary policy uncertainty alongside ongoing trade tensions. The US and major trading partners engaged in negotiations with a positive outcome in the case of Mexico whilst tensions escalated with Canada and others. Despite this backdrop, US stock markets made new highs, spurred on by bouts of optimism and robust earnings. Many European stock indices struggled on fears of contagion from emerging market crises, as evidenced by the mid-month crash in the Turkish Lira. Bonds witnessed a flight to safety. Sterling struggled after the EU expressed a new willingness to maintain a close post-Brexit relationship with the UK. Gold and industrial metal prices experienced extended declines due to a strong US Dollar and weaker Chinese demand. WTI crude oil rebounded amid lower-than-expected US inventories and supply concerns from Iran and Venezuela.

September saw risk appetites return and US stock indices rally as President Trump’s latest levies on Chinese goods were lower than anticipated. As expected, the Federal Reserve raised rates; however, its tone was notably more hawkish, based on stronger US growth and inflation prospects. European markets were shaken after Italy doubled down on its controversial fiscal plans, affecting both equities and Italian bonds. More positive Brexit news and upbeat UK sales data resulted in a Sterling rally. In fixed income, gains were made in short US bond and interest rate positions amid improving US economic conditions, while European bonds incurred

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offsetting losses. Gold continue to decline, while copper rallied on lower-than expected trade tariffs between the US and China. Oil prices were boosted by undersupply concerns amid Iranian sanctions.

At the risk of sounding like a “broken record,” we believe that there continues to be much latent uncertainty in the markets. In the US, concerns about the potential outcome of multiple investigations into Russia-related financial and electoral scandals fester, particularly against the backdrop of the upcoming elections. Geopolitical stresses continue in Europe (particularly with respect to Brexit and Italy) and the Middle East. Trade-related issues with China and other trading partners are not yet fully resolved. Climate change remains a concern in the form of more severe weather-related events. The Fed’s policy continues to be biased towards higher interest rates, and it will no doubt have an impact on the economy and on equity markets. Surprisingly, equity markets have continued to scale new heights, although October 2018 has seen some pullback.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class, while not a “hedge” for equities, nonetheless has the potential to serve investors well in the long run.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Fund’s portfolio as of September 30, 2018 is, we believe, positioned to potentially perform well under these conditions, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox MutualHedge Futures Strategy Fund.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

DEFINITIONS OF TERMS AND INDICES

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Brexit is the popular term for the prospective withdrawal of the United Kingom from the European Union.

Contrarian Trading goes against prevailing market trends by buying assets that are performing poorly and then selling when they perform well.

The Cyclically Adjusted Price-to-Earnings Ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Gilts are bonds that are issued by the British government, and they are generally considered low-risk investments.

Global Macro Trading Strategy is a hedge fund or mutual fund strategy that bases its holdings primarily on the overall economic and political views of various countries, or their macroeconomic principles.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

National Association of Securities Dealers Automated Quotations (NASDAQ) is the second-largest exchange in the world by market capitalization

Notional Value is is the total amount of a security’s underlying asset at its spot price.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Relative Value Trading Strategy seeks to take advantage of price differentials between related financial instruments, such as stocks and bonds, by simultaneously buying and selling the different securities.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Risk-parity is an approach to investment portfolio management which focuses on allocation of risk, usually defined as volatility, rather than allocation of capital.

S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading (Relative Value Trading) is the simultaneous purchase of one security and sale of a related security as a unit.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.

US Dollar Index is a measure of the value of the US dollar relative to the value of a basket of currencies of the majority of the US’s most significant trading partners.

Value at Risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time frame.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

9003-NLD-10/30/2018

47 Hulfish Street, Suite 510, Princeton, NJ 08542 • T 609.430.0404 • F 609.454.5010 • www.equinoxfunds.com

Equinox MutualHedge Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmarks:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	(12/31/09)	(5/24/11)
Equinox MutualHedge Futures Strategy Fund Class A	0.37%	(0.36)%	3.32%	1.29%	N/A
Equinox MutualHedge Futures Strategy Fund Class A with load	(5.39)%	(2.29)%	2.10%	0.61%	N/A
Equinox MutualHedge Futures Strategy Fund Class C	(0.39)%	(1.12)%	2.53%	0.53%	N/A
Equinox MutualHedge Futures Strategy Fund Class I	0.49%	(0.14)%	3.56%	N/A	1.00%
Barclay BTOP50 Index	0.98%	(2.61)%	1.16%	0.39%	(0.40)%
S&P 500 Total Return Index	17.91%	17.31%	13.95%	13.96%	13.79%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 1.97% for Class A shares, 2.73% for Class C shares, and 1.74% for Class I Shares per the January 29, 2018, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2018, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of September 30, 2018	% of Net Assets
U.S. Treasury Notes	89.6%
Money Market Funds	3.2%
Other Assets and Liabilities - Net	7.2%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a listing of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities - Net.”

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2018

Principal		Coupon Rate	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 89.6%
$5,000,000	United States Treasury Note	1.2500	11/30/2018	$4,992,575
43,500,000	United States Treasury Note* +	1.2500	1/31/2020	42,662,285
58,500,000	United States Treasury Note* +	1.5000	2/28/2019	58,292,050
3,000,000	United States Treasury Note	1.5000	3/31/2019	2,986,348
20,000,000	United States Treasury Note	1.5000	10/31/2019	19,750,391
20,000,000	United States Treasury Note	1.5000	4/15/2020	19,621,094
43,500,000	United States Treasury Note* +	1.6250	7/31/2019	43,158,457
43,500,000	United States Treasury Note* +	2.0000	7/31/2020	42,882,334
	TOTAL U.S. TREASURY NOTES (Cost $234,939,651)			234,345,534

Shares
	SHORT-TERM INVESTMENTS - 3.2%
	MONEY MARKET FUNDS - 3.2%
4,179,941	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund - Administration Share Class, 1.92%* +			4,179,941
4,177,495	JPMorgan Liquidity Funds - US Dollar Liquidity Fund - Premier Share Class, 1.94% * +			4,177,495
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,357,436)			8,357,436

	TOTAL INVESTMENTS - 92.8% (Cost $243,297,087)			$242,702,970
	OTHER ASSETS AND LIABILITIES - NET - 7.2%			18,925,969
	TOTAL NET ASSETS - 100.0%			$261,628,939

*	Pledged as collateral for swap agreement.

+	All or a portion of this investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

TOTAL RETURN SWAPS
						Unrealized
Notional Value at					Maturity	Appreciation/
September 30, 2018	Description	Counterparty	Fixed Rate Paid	Variable Rate Received	Date	(Depreciation)
288,133,023	MutualHedge Financial CTA Trading Program Total Return Swap	Deutsche Bank	0.50% of the notional value	Total returns of MutualHedge Financial CTA Trading Program Total Return Swap	1/31/2022	$(3,891,246)
40,512,392	QuantMetrics MultiStrategy Trading Program Total Return Swap	Morgan Stanley	0.30% of the notional value	Total returns of QuantMetrics MultiStrategy Trading Program Total Return Swap	2/15/2022	171,122
390,464,598	Select CTA Trading Program Total Return Swap+	Deutsche Bank	0.50% of the notional value	Total returns of Select CTA Trading Program Total Return Swap	9/30/2021	1,963,740

51,315,960	Single CTA Program Total Return Swap+	Morgan Stanley	One month USD Libor plus 0.27% of the notional value	Total returns of Single CTA Program Total Return Swap	3/7/2020	317,213
						$(1,439,171)

+ This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

MutualHedge Financial CTA Trading Program Swap Top 50 Holdings ^

FUTURES CONTRACTS

						Percentage of Total
						Return Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2018	(Depreciation)	Depreciation
Short Contracts
2,238	2 Year Euro-Schatz Future	Deutsche Bank	Dec-18	290,765,618	$234,601	-6.03%
902	2 Year U.S. Treasury Notes Future	Deutsche Bank	Jan-19	190,126,974	440,104	-11.31%
164	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-19	47,792,523	(3,325)	0.09%
237	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-19	69,076,058	10,428	-0.27%
440	3 Month Sterling	Deutsche Bank	Sep-19	71,015,196	(1,529)	0.04%
1,319	5 Year U.S. Treasury Notes Future	Deutsche Bank	Jan-19	148,331,641	624,811	-16.06%
156	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-18	111,177,291	63,357	-1.63%
789	10 Year Canadian Government Bond Future	Deutsche Bank	Dec-18	81,025,283	701,954	-18.04%
474	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-18	56,315,200	48,164	-1.24%
239	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-19	41,484,428	(20,251)	0.52%
418	CME E-Mini Russell 2000 Index	Deutsche Bank	Dec-18	35,667,520	281,060	-7.22%
220	E-Mini Nasdaq-100	Deutsche Bank	Dec-18	33,749,833	(651,505)	16.74%
143	Eurodollar	Deutsche Bank	Mar-19	34,834,320	2,370	-0.06%
145	Eurodollar	Deutsche Bank	Jun-19	35,258,804	7,173	-0.18%
1,173	Eurodollar	Deutsche Bank	Sep-19	284,252,497	(5,857)	0.15%
204	Long Gilt Future	Deutsche Bank	Dec-18	32,165,351	196,815	-5.06%

Long Contracts

877	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-18	255,599,441	$(4,894)	0.13%
949	3 Month Euro (EURIBOR)	Deutsche Bank	Mar-19	276,452,556	(25,528)	0.66%
487	3 Month Euro (EURIBOR)	Deutsche Bank	Jun-19	141,904,189	(24,600)	0.63%
143	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-19	41,741,018	(6,821)	0.18%
544	3 Month Sterling	Deutsche Bank	Dec-18	87,977,786	5,063	-0.13%
73	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-18	51,847,286	(37,659)	0.97%
379	10 Year Italian Bond Future	Deutsche Bank	Dec-18	54,456,082	453,693	-11.66%
313	Euro-BUND Future	Deutsche Bank	Dec-18	57,800,911	(493,893)	12.69%

TOTAL RETURN SWAPS ON FORWARD FOREIGN CURRENCY CONTRACTS

								Percentage of Total
		Currency to						Return Swap’s
		Deliver/					Unrealized Appreciation/	Unrealized
Settlement Date	Counterparty	Receive	Value	In Exchange For	Value	U.S. Dollar Value	(Depreciation)	Depreciation
To Sell:
Dec-18	Deutsche Bank	EUR	39,290,787	USD	33,873,003	33,820,580	$(52,423)	1.35%

OPTIONS ON CURRENCY

								Percentage of Total
								Return Swap’s
							Unrealized Appreciation/	Unrealized
Put/Call	Description			Expiration	Strike Price	Notional Value	(Depreciation)	Depreciation
Purchased:
Put	NOK/EUR			Jun-19	9.15	40,213,688	$82,316	-2.12%
Put	SEK/EUR			Nov-18	9.70	40,892,974	5,039	-0.13%
Put	USD/AUD			Jan-19	0.68	39,398,546	36,794	-0.95%
Put	USD/AUD			Nov-18	0.73	40,040,471	391,825	-10.07%
Put	USD/EUR			May-19	1.08	76,827,165	138,385	-3.56%
Put	USD/EUR			Nov-18	1.17	37,360,690	609,467	-15.66%
Put	USD/EUR			Apr-19	1.14	36,681,405	348,875	-8.97%
Put	USD/EUR			Oct-18	1.24	48,908,540	3,747,218	-96.30%

Written:
Put	JPY/EUR			Dec-18	115.00	45,240,400	$(89)	0.00%
Put	NOK/EUR			Mar-19	8.95	76,378,837	(50,434)	1.30%
Put	NOK/EUR			Jun-19	9.15	40,213,688	(356,191)	9.15%
Put	NOK/USD			Mar-19	7.40	46,055,542	(103,262)	2.65%
Put	SEK/EUR			Nov-18	9.55	37,618,819	(779)	0.02%
Put	SEK/EUR			Nov-18	9.70	40,892,974	(5,039)	0.13%
Put	SEK/USD			Mar-19	8.20	51,218,110	(262,328)	6.74%
Put	USD/AUD			Oct-18	0.71	37,989,029	(18,403)	0.47%
Put	USD/AUD			Dec-18	0.65	75,400,666	(1,213)	0.03%
Put	USD/AUD			Jan-19	0.66	75,196,880	(26,377)	0.68%
Put	USD/AUD			Jan-19	0.68	39,398,546	(36,794)	0.95%
Put	USD/EUR			May-19	1.06	37,496,547	(28,772)	0.74%
Put	USD/EUR			May-19	1.08	74,721,381	(134,592)	3.46%
Put	USD/EUR			Oct-18	1.24	48,908,540	(3,747,218)	96.30%
Put	USD/EUR			Feb-19	1.04	45,953,649	(2,493)	0.06%
Put	USD/EUR			Dec-18	1.11	44,710,557	(25,155)	0.65%
Put	USD/EUR			Apr-19	1.14	146,725,620	(1,395,499)	35.86%

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

JPY - Japanese Yen

SEK - Swedish Krona

USD - U.S. Dollar

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

MutualHedge QuantMetrics MultiStrategy Trading Program Swap Top Holdings ^+

FUTURES CONTRACTS
Short Contracts

						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2018	(Depreciation)	Appreciation
1	British Pound CME	Morgan Stanley	Dec-18	81,444	$(6)	0.00%
39	E-Mini S&P	Morgan Stanley	Dec-18	5,692,050	(12,125)	-7.09%

FUTURES CONTRACTS
Long Contracts

						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2018	(Depreciation)	Appreciation
7	Dax Index	Morgan Stanley	Dec-18	2,485,881	$5,715	3.34%
3	EUR/USD CME	Morgan Stanley	Dec-18	435,150	1,469	0.86%
53	Euro STOXX 50	Morgan Stanley	Dec-18	2,083,046	12,416	7.26%
45	FTSE Index	Morgan Stanley	Dec-18	4,390,046	22,615	13.22%

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund.

+	There is a cash balance within the basket to fund future investment activity.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Select CTA Trading Program Total Return Swap Top 50 Holdings ^

FUTURES CONTRACTS
Short Contracts

						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Description	Counterparty	Expiration Date	September 30, 2018	(Depreciation)	Appreciation
172	2 Year U.S. Treasury Notes Future	Deutsche Bank	Jan-19	36,292,130	$41,197	2.10%
451	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-18	131,388,342	(7,755)	-0.39%
691	3 Month Sterling	Deutsche Bank	Dec-18	111,734,817	(13,247)	-0.67%
267	3 Year Australian Treasury Bond Future	Deutsche Bank	Dec-18	58,497,727	(35,652)	-1.82%
497	5 Year U.S. Treasury Notes Future	Deutsche Bank	Jan-19	55,884,761	64,719	3.30%
45	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-18	32,486,233	(7,893)	-0.40%
43	10 Year Japanese Government Bond Future	Deutsche Bank	Dec-18	57,421,988	16,804	0.86%
750	10 Year U.S. Treasury Notes Future	Deutsche Bank	Dec-18	89,065,343	20,203	1.03%
193	30 Year U.S. Treasury Bonds Future	Deutsche Bank	Dec-18	27,157,578	68,217	3.47%
556	90 Day Bank Accepted Bill Future	Deutsche Bank	Dec-18	96,349,417	(47,442)	-2.42%
419	Brent Crude Monthly Future	Deutsche Bank	Oct-18	34,706,073	(2,178,727)	-110.95%
166	Copper Grade A Future	Deutsche Bank	Nov-18	25,600,399	(484,596)	-24.68%
262	E-Mini S&P 500	Deutsche Bank	Dec-18	38,351,570	(40,818)	-2.08%
539	EUR/USD	Deutsche Bank	Dec-18	78,749,576	541,607	27.58%
184	Euro-BUND Future	Deutsche Bank	Dec-18	33,952,137	1,215	0.06%
1,870	Eurodollar	Deutsche Bank	Dec-18	455,116,162	224,552	11.43%
1,037	Eurodollar	Deutsche Bank	Dec-20	251,025,304	381,418	19.42%
225	Eurodollar	Deutsche Bank	Sep-21	54,619,099	(496)	-0.03%
410	GBP/USD	Deutsche Bank	Dec-18	33,537,092	81,893	4.17%
290	Gold	Deutsche Bank	Dec-18	34,656,675	235,920	12.01%
315	JPY/USD	Deutsche Bank	Dec-18	34,914,955	443,367	22.58%
259	Nikkei 225 Future	Deutsche Bank	Dec-18	29,981,911	(1,321,579)	-67.30%
1,090	Soybeans Future	Deutsche Bank	Mar-19	48,204,871	(862,505)	-43.92%
1,396	Soybeans Future	Deutsche Bank	Jul-19	63,409,254	(321,976)	-16.40%
2,437	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Dec-18	460,717,499	392,144	19.97%

Long Contracts
485	2 Year Euro-Schatz Future	Deutsche Bank	Dec-18	62,944,585	(45,025)	-2.29%
665	3 Month Euro (EURIBOR)	Deutsche Bank	Dec-19	193,415,623	(63,065)	-3.21%
94	3 Month Euro (EURIBOR)	Deutsche Bank	Sep-20	27,302,505	(9,417)	-0.48%
505	3 Month Sterling	Deutsche Bank	Jun-19	81,449,495	(5,873)	-0.30%
701	3 Month Sterling	Deutsche Bank	Dec-19	112,844,855	(86,615)	-4.41%
146	10 Year Australian Treasury Bond Future	Deutsche Bank	Dec-18	104,022,633	(80,030)	-4.08%
31	10 Year Japanese Government Bond Future	Deutsche Bank	Dec-18	40,761,877	(26,222)	-1.34%
414	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-19	71,790,910	54,857	2.79%
159	90 Day Bank Accepted Bill Future	Deutsche Bank	Jun-19	27,586,489	13,205	0.67%
276	90 Day Bank Accepted Bill Future	Deutsche Bank	Sep-19	47,864,746	11,425	0.58%
342	Brent Crude Monthly Future	Deutsche Bank	Dec-18	28,017,655	1,658,380	84.45%
203	E-Mini S&P 500	Deutsche Bank	Dec-18	29,725,815	33,032	1.68%
250	Euro-BOBL Future	Deutsche Bank	Dec-18	38,027,629	(88,252)	-4.49%
455	Euro-BUND Future	Deutsche Bank	Dec-18	83,903,005	(173,263)	-8.82%
979	Eurodollar	Deutsche Bank	Mar-19	237,715,961	(57,823)	-2.94%
1,138	Eurodollar	Deutsche Bank	Jun-19	276,048,524	(423,528)	-21.57%
131	Eurodollar	Deutsche Bank	Sep-19	31,645,401	9,798	0.50%
1,040	Eurodollar	Deutsche Bank	Dec-19	251,771,249	(442,752)	-22.55%
150	Euro-OAT Futures	Deutsche Bank	Dec-18	26,324,596	(77,839)	-3.96%
283	Nikkei 225 (JPY) Future	Deutsche Bank	Dec-18	30,059,877	1,348,107	68.65%
1,246	Soybeans Future	Deutsche Bank	Jan-19	54,295,317	1,029,003	52.40%
1,238	Soybeans Future	Deutsche Bank	May-19	55,585,328	147,603	7.52%
1,222	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Mar-19	230,738,336	(148,377)	-7.56%
939	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-19	176,993,618	(155,519)	-7.92%
748	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Sep-19	140,850,173	(201,643)	-10.27%

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Single CTA Program Total Return Swap Top 50 Holdings^

FUTURES CONTRACTS
Short Contracts

						Percentage of
						Total Return
						Swap’s
Number of				Notional Value at	Unrealized Appreciation/	Unrealized
Contracts	Descripton	Counterparty	Expiration Date	September 30, 2018	(Depreciation)	Appreciation
18	90-Day Euro$ Future	Morgan Stanley	Dec-19	4,357,800	$8,113	2.56%
26	90-Day Euro$ Future	Morgan Stanley	Mar-20	6,292,975	17,625	5.56%
30	90-Day Euro$ Future	Morgan Stanley	Jun-20	7,261,125	20,000	6.30%
28	90-Day Euro$ Future	Morgan Stanley	Sep-20	6,777,400	20,600	6.49%
23	90-Day Euro$ Future	Morgan Stanley	Dec-20	5,567,150	11,950	3.77%
21	90-Day Euro$ Future	Morgan Stanley	Mar-21	5,084,363	7,088	2.23%
17	90-Day Euro$ Future	Morgan Stanley	Jun-21	4,116,550	2,188	0.69%
42	Australian Dollar Future	Morgan Stanley	Dec-18	3,030,300	(23,375)	-7.37%
39	British Pound Future	Morgan Stanley	Dec-18	3,201,413	(4,294)	-1.35%
36	E-Mini Russell 2000 Index Future	Morgan Stanley	Dec-18	3,053,700	32,243	10.16%
69	Euro FX Future	Morgan Stanley	Dec-18	10,117,556	(45,375)	-14.30%
1	FTSE/JSE Top 40 Index Future	Morgan Stanley	Dec-18	7,112,482	653	0.21%
57	Gold 100 Oz. Future	Morgan Stanley	Dec-18	6,768,180	263,810	83.16%
1	Hang Seng Index Future	Morgan Stanley	Oct-18	10,826,208	262	0.08%
1	HSCE Index Future	Morgan Stanley	Oct-18	4,281,174	(141)	-0.04%
105	Japanese Yen Future	Morgan Stanley	Dec-18	11,637,939	187,249	59.03%
37	Silver Future	Morgan Stanley	Dec-18	2,643,650	93,600	29.51%
26	Swiss Franc Future	Morgan Stanley	Dec-18	3,347,825	27,513	8.67%
103	U.S. 2 Year Note Future	Morgan Stanley	Dec-18	21,700,813	52,063	16.41%
45	U.S. 5 Year Note Future	Morgan Stanley	Dec-18	5,058,984	39,562	12.47%

Long Contracts
39	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-19	8,389,301	1,704	0.54%
47	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-19	10,102,116	1,733	0.55%
51	3 Month Euro (EURIBOR) Future	Morgan Stanley	Dec-19	10,950,380	(2,024)	-0.64%
50	3 Month Euro (EURIBOR) Future	Morgan Stanley	Mar-20	10,724,402	(4,717)	-1.49%
50	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-20	10,713,674	(7,280)	-2.30%
47	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-20	10,060,767	(9,627)	-3.03%
42	3 Month Euro (EURIBOR) Future	Morgan Stanley	Dec-20	8,981,461	(9,394)	-2.96%
38	3 Month Euro (EURIBOR) Future	Morgan Stanley	Mar-21	8,118,746	(8,795)	-2.77%
35	3 Month Euro (EURIBOR) Future	Morgan Stanley	Jun-21	7,470,658	(9,422)	-2.97%
28	3 Month Euro (EURIBOR) Future	Morgan Stanley	Sep-21	5,970,818	(12,204)	-3.85%
4	90-Day Bank Bill Future	Morgan Stanley	Dec-18	5,440,222	141	0.04%
15	90-Day Bank Bill Future	Morgan Stanley	Mar-19	20,398,752	1,303	0.41%
10	90-Day Bank Bill Future	Morgan Stanley	Jun-19	13,595,007	1,232	0.39%
11	90-Day Bank Bill Future	Morgan Stanley	Sep-19	14,946,879	(158)	-0.05%
26	90-Day Euro$ Future	Morgan Stanley	Jun-19	6,304,675	(8,338)	-2.63%
25	90-Day Sterling Future	Morgan Stanley	Jun-19	2,363,548	(1,831)	-0.58%
66	Australian 3 Year Bond Future	Morgan Stanley	Dec-18	8,959,431	(10,686)	-3.37%
18	Australian 10 Year Bond Future	Morgan Stanley	Dec-18	2,428,877	(15,977)	-5.04%
11	Bank Accept Future	Morgan Stanley	Dec-18	3,506,076	(1,802)	-0.57%
77	Euro-BOBL Future	Morgan Stanley	Dec-18	8,615,990	(105,919)	-33.39%
22	Euro-BUND Future	Morgan Stanley	Dec-18	2,984,568	(67,366)	-21.24%
112	Euro-Schatz Future	Morgan Stanley	Dec-18	10,739,061	(30,083)	-9.48%
3	Japan 10 Year Bond Future	Morgan Stanley	Dec-18	51,082,225,200	(3,043)	-0.96%
9	New Zealand 3 Month Bill Future	Morgan Stanley	Dec-18	13,341,144	937	0.30%
6	New Zealand 3 Month Bill Future	Morgan Stanley	Mar-19	8,891,375	—	0.00%
3	Nikkei 225 (OSE) Index Future	Morgan Stanley	Dec-18	8,105,536,200	32,898	10.37%
8	OMXS 30 Index Future	Morgan Stanley	Oct-18	11,847,501	4,103	1.29%
40	S&P 500 E-Mini Future	Morgan Stanley	Dec-18	5,839,800	31,785	10.02%
2	TOPIX Index Future	Morgan Stanley	Dec-18	4,088,482,800	4,586	1.45%
42	U.S. 10 Year Note Future	Morgan Stanley	Dec-18	4,987,500	(54,813)	-17.28%

*	Non-Income producing investment.

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investment securities:
At cost	$243,297,087
At fair value	$242,702,970
Cash	9,833,360
Cash on deposit with broker - swap margin balance	10,636,770
Interest receivable	740,120
Prepaid expenses and other assets	62,741
TOTAL ASSETS	263,975,961

LIABILITIES
Unrealized depreciation on swap contracts	1,439,171
Due to broker - swap contract	6,455
Payable for fund shares redeemed	453,109
Investment advisory fees payable	336,818
Distribution (12b-1) fees payable	25,158
Trustees fees payable	3,175
Payable to related parties	10,653
Accrued expenses and other liabilities	72,483
TOTAL LIABILITIES	2,347,022
NET ASSETS	$261,628,939

Composition of Net Assets:
Paid in capital	$375,920,681
Accumulated net investment loss	(136,656,956)
Accumulated net realized gain from security transactions and swap contracts	24,398,502
Net unrealized depreciation of investments and swap contracts	(2,033,288)
NET ASSETS	$261,628,939

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2018

Net Asset Value Per Share:
Class A Shares:
Net Assets	$31,434,216
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,891,520
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$8.08
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$8.57

Class C Shares:
Net Assets	$27,921,095
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,617,554
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$7.72

Class I Shares:
Net Assets	$202,273,628
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	24,782,700
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.16

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

INVESTMENT INCOME
Interest	$2,767,801

EXPENSES
Investment advisory fees	3,858,168
Distribution (12b-1) fees:
Class A	145,972
Class C	301,618
Shareholder services fees	135,269
Administrative services fees	79,114
Printing and postage expenses	57,027
Accounting services fees	68,574
Registration fees	85,800
Audit fees	39,578
Transfer agent fees	28,133
Custodian fees	25,453
Compliance officer fees	29,354
Legal fees	27,255
Trustees fees and expenses	17,007
Insurance expense	9,148
Other expenses	1,973
TOTAL EXPENSES	4,909,443
Plus: Recapture of fees waived/reimbursed by the Advisor	61,853
NET EXPENSES	4,971,296
NET INVESTMENT LOSS	(2,203,495)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investment transactions	(13,030)
Swap contracts	17,021,768
Swap commissions	(9,400)
16,999,338

Net change in unrealized depreciation of:
Investments	(371,666)
Swap contracts	(14,427,893)
(14,799,559)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,199,779
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,716)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
FROM OPERATIONS
Net investment loss	$(2,203,495)	$(4,145,814)
Net realized gain from investment transactions and swap contracts	16,999,338	7,600,017
Net change in unrealized depreciation of investments and swap contracts	(14,799,559)	(20,038,097)
Net decrease in net assets resulting from operations	(3,716)	(16,583,894)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(1,370,468)
Class C	—	(204,203)
Class I	—	(2,207,024)
From net realized gains
Class A	—	(522,738)
Class C	—	(208,652)
Class I	—	(694,236)
From return of capital
Class A	—	(1,742,454)
Class C	—	(695,505)
Class I	—	(2,314,115)
Net decrease in net assets from distributions to shareholders	—	(9,959,395)

CAPITAL TRANSACTIONS
Proceeds from shares sold:
Class A	9,915,604	26,246,576
Class C	5,164,650	4,768,150
Class I	113,730,453	80,552,712
Net asset value of shares issued in reinvestment of distributions:
Class A	—	3,340,499
Class C	—	1,042,026
Class I	—	4,595,148
Redemption fee proceeds:
Class A	1,639	4,460
Class C	—	133
Class I	3,092	2,098
Payments for shares redeemed:
Class A	(51,722,003)	(64,921,887)
Class C	(9,462,432)	(15,724,439)
Class I	(63,060,530)	(78,102,705)
Total increase/(decrease) in Net Assets from Capital Transactions	4,570,473	(38,197,229)
TOTAL INCREASE/(DECREASE) IN NET ASSETS	4,566,757	(64,740,518)

NET ASSETS
Beginning of Period	257,062,182	321,802,700
End of Period *	$261,628,939	$257,062,182
* Includes accumulated net investment loss of:	$(136,656,956)	$(136,154,894)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
SHARE ACTIVITY
Class A:
Shares Sold	1,172,444	3,075,276
Shares Reinvested	—	390,702
Shares Redeemed	(6,247,448)	(7,683,582)
Net decrease in shares of beneficial interest outstanding	(5,075,004)	(4,217,604)

Class C:
Shares Sold	647,886	580,405
Shares Reinvested	—	125,848
Shares Redeemed	(1,185,408)	(1,911,410)
Net decrease in shares of beneficial interest outstanding	(537,522)	(1,205,157)

Class I:
Shares Sold	13,504,344	9,396,726
Shares Reinvested	—	533,699
Shares Redeemed	(7,527,431)	(9,112,082)
Net increase in shares of beneficial interest outstanding	5,976,913	818,343

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$8.05		$8.82		$9.57		$9.45		$8.85
Activity from investment operations:
Net investment loss (1)	(0.08)		(0.12)		(0.07)		(0.08)		(0.11)
Net realized and unrealized gain/(loss) on investments	0.11		(0.36)		0.44		1.10		0.73
Total from investment operations	0.03		(0.48)		0.37		1.02		0.62
Less distributions from:
Net investment income	—		(0.11)		(1.11)		(0.86)		—
Net realized gains	—		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	—		(0.14)		—		—		—
Total distributions	—		(0.29)		(1.12)		(0.90)		(0.02)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$8.08		$8.05		$8.82		$9.57		$9.45
Total return (2)	0.37%		(5.67)%		4.48%		11.23%		6.99%
Net assets, at end of period (000s)	$31,434		$72,169		$116,245		$121,148		$126,760
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.93%		1.97	% (3)	2.00	% (3)(4)	1.97	% (3)(4)	2.40	% (3)(4)
Ratio of net expenses to average net assets (8)	1.95	% (11)	1.95%		1.88	% (4)	1.87	% (4)	2.19	% (4)
Ratio of net investment loss to average net assets (9)	(1.01)%		(1.46)%		(0.81	)% (5)	(0.85	)% (5)	(1.24	)% (5)
Portfolio Turnover Rate	75%		78%		20%		0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.93%		1.97	% (3)	2.00	% (3)(4)	1.96	% (3)(4)	2.07	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.95	% (11)	1.95%		1.88	% (4)	1.86	% (4)	1.86	% (4)

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC	(1.29)%		(1.46)%		(0.81	)% (5)	(0.84	)% (5)	(0.90	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$7.75		$8.50		$9.26		$9.17		$8.65
Activity from investment operations:
Net investment loss (1)	(0.13)		(0.18)		(0.14)		(0.15)		(0.18)
Net realized and unrealized gain/(loss) on investments	0.10		(0.35)		0.43		1.06		0.72
Total from investment operations	(0.03)		(0.53)		0.29		0.91		0.54
Less distributions from:
Net investment income	—		(0.04)		(1.04)		(0.78)		—
Net realized gains	—		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	—		(0.14)		—		—		—
Total distributions	—		(0.22)		(1.05)		(0.82)		(0.02)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$7.72		$7.75		$8.50		$9.26		$9.17
Total return (2)	(0.39)%		(6.41)%		3.69%		10.35%		6.23%
Net assets, at end of period (000s)	$27,921		$32,203		$45,572		$41,990		$37,348
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	2.68%		2.73	% (3)	2.75	% (3)(4)	2.72	% (3)(4)	3.15	% (3)(4)
Ratio of net expenses to average net assets (8)	2.70	% (11)	2.70%		2.63	% (4)	2.62	% (4)	2.94	% (4)
Ratio of net investment loss to average net assets (9)	(1.69)%		(2.21)%		(1.57	)% (5)	(1.61	)% (5)	(2.01	)% (5)
Portfolio Turnover Rate	75%		78%		20%		0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	2.68%		2.73	% (3)	2.75	% (3)(4)	2.71	% (3)(4)	2.82	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	2.70	% (11)	2.70%		2.63	% (4)	2.61	% (4)	2.61	% (4)

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC	(1.97)%		(2.21)%		(1.57	)% (5)	(1.60	)% (5)	(1.68	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$8.12		$8.89		$9.64		$9.52		$8.89
Activity from investment operations:
Net investment loss (1)	(0.05)		(0.10)		(0.05)		(0.06)		(0.09)
Net realized and unrealized gain/(loss) on investments	0.09		(0.36)		0.45		1.11		0.74
Total from investment operations	0.04		(0.46)		0.40		1.05		0.65
Less distributions from:
Net investment income	—		(0.13)		(1.14)		(0.89)		—
Net realized gains	—		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	—		(0.14)		—		—		—
Total distributions	—		(0.31)		(1.15)		(0.93)		(0.02)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$8.16		$8.12		$8.89		$9.64		$9.52
Total return (2)	0.49%		(5.37)%		4.73%		11.48%		7.30%
Net assets, at end of period (000s)	$202,274		$152,690		$159,985		$121,119		$134,317
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.67%		1.74	% (3)	1.74	% (3)(4)	1.72	% (3)(4)	2.15	% (3)(4)
Ratio of net expenses to average net assets (8)	1.70	% (11)	1.70%		1.63	% (4)	1.62	% (4)	1.94	% (4)
Ratio of net investment loss to average net assets (9)	(0.62)%		(1.22)%		(0.59	)% (5)	(0.60	)% (5)	(1.01	)% (5)
Portfolio Turnover Rate	75%		78%		20%		0	% (10)	0	% (10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.67%		1.74	% (3)	1.74	% (3)(4)	1.71	% (3)(4)	1.82	% (3)(4)

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.70	% (11)	1.70%		1.63	% (4)	1.61	% (4)	1.61	% (4)

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC	(0.90)%		(1.22)%		(0.59	)% (5)	(0.59	)% (5)	(0.67	)% (5)

(10)	Amount represents less than 0.5%.

(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Equinox MutualHedge Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$234,345,534	$—	$234,345,534
Short-term Investments	8,357,436	—	—	8,357,436
Total	$8,357,436	$234,345,534	$—	$242,702,970

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contracts	$—	$1,439,171	$—	$1,439,171
Total	$—	$1,439,171	$—	$1,439,171

There were no transfers in to or out of any level during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the MFL-CFC is as follows:

			% of the Fund’s
	Inception Date of	MFL-CFC Net Assets at	Total Net Assets at
	MFL-CFC	September 30, 2018	September 30, 2018
MFL-CFC	1/12/2010	$ 57,179,734	21.8%

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in the part of the Fund’s cash that is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 2017) or expected to be taken on the Fund’s 2018 return. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on the trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

The Fund and its subsidiary maintain short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2018, the net change in unrealized depreciation on swap contracts was $14,427,893. For the year ended September 30, 2018, the Fund had realized gains of $16,988,758 on swap contracts.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2018.

Amounts not offset in the Consolidated Statement of Assets and Liabilities

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
				Liabilities
		Gross Amounts
		Offset in the
		Consolidated	Net Amount of Assets
	Gross Amounts of	Statement of	Present in the
	Recognized	Assets and	Consolidated Statement	Financial		Cash Collateral
Description	Liabilities	Liabilities	of Assets and Liabilities	Instruments		Pledged	Total
Swap Contracts	$3,891,246	$2,452,075	$1,439,171	$1,439,171	(1)	$—	$—
Total	$3,891,246	$2,452,075	$1,439,171	$1,439,171		$—	$—

(1)	No collateral amount is included in the table based on the derivative contracts maintaining an unrealized gain position. Total collateral pledged to broker as of September 30, 2018 was $18,994,206.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2018:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives

Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation/(depreciation) from swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2018:

Asset Derivatives Investment Fair Value
		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2018
Swap Contracts	$171,122	$2,280,953	$2,452,075
	$171,122	$2,280,953	$2,452,075

Liability Derivatives Investment Fair Value
		Mixed:
	Mixed: Currency,	Commodity,
	Equity, and	Currency, Equity,	Total as of
	Interest Rate	and Interest Rate	September 30, 2018
Swap Contracts	$3,891,246	$—	$3,891,246
	$3,891,246	$—	$3,891,246

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain from swap contracts
Net change in unrealized depreciation of swap contracts

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the year
Derivative Investment Type	Rate	and Interest Rate	ended September 30, 2018
Swap Contract	$1,401,202	$(15,829,095)	$(14,427,893)
	$1,401,202	$(15,829,095)	$(14,427,893)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
	Mixed: Currency, Equity, and Interest	Mixed: Commodity, Currency, Equity,	Total for the year
Derivative Investment Type	Rate	and Interest Rate	ended September 30, 2018
Swap Contract	$(2,316,109)	$19,337,877	$17,021,768
	$(2,316,109)	$19,337,877	$17,021,768

The notional value of the derivative instruments outstanding as of September 30, 2018 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets. For the year ended September 30, 2018, the Advisor earned $3,858,168 in advisory fees. As of September 30, 2018, the Fund had a payable for advisory fees of $336,818.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C, and

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Class I shares, respectively (the “Expense Limitation”). Prior to August 16, 2016, the Advisor agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) did not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2018, the Advisor recaptured $61,853 in previously waived/reimbursed advisory fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation that was in place at the time of the original expense waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2019	$346,508
9/30/2020	$84,615

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The following chart identifies the year and amounts that have expired:

9/30/2018	$240,703
9/30/2017	$811,540
9/30/2016	$908,115
9/30/2015	$301,993

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (“Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended September 30, 2018, Class A and Class C shares of the Fund paid fees of $145,972 and $301,618, respectively, pursuant to the Plans.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended September 30, 2018, the Distributor received $37,014 and $51,900 in underwriting commissions for sales of Class A and Class C shares respectively, of which $6,158 and $1,315 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares, respectively.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

During the year, the Fund received notification from Morgan Stanley, a Swap Counterparty, that certain fees within the Quantmetrics MultiStrategy Trading Program Total Return Swap and the Single CTA Program Total Return Swap were calculated incorrectly from December 30, 2015 through August 1, 2018. The excess fees over the period caused the Fund to be undervalued. This resulted in a NAV error which compounded over the period to a maximum amount of $0.05 per share. Morgan Stanley corrected the fee calculations and values of the swaps on August 15, 2018. On September 28, 2018, a receivable was added to the Consolidated Assets and Liabilities of the Fund to account for losses the Fund had taken due to subscription and redemption activity. The losses due to shareholder activity prior to amounted to $33,010 which will be reimbursed by Morgan Stanley. On October 2, 2018, the Fund’s Transfer Agent reprocessed subscription and redemption activity.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2018, the Fund received $4,731 in redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2018, were as follows:

Cost for Federal Tax purposes	$241,857,915

Unrealized Appreciation	$2,280,954
Unrealized Depreciation	(2,875,070)
Tax Net Unrealized Depreciation	(594,116)

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$—	$3,783,954
Long-Term Capital Gain	—	1,423,367
Return of Capital	—	4,752,074
	$—	$9,959,395

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,325,483)	$(242,222)	$(109,129,921)	$(594,116)	$(114,291,742)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment loss and accumulated net realized gain (loss) is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary and mark-to-market adjustments for open swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,325,483.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$48,181	$194,041	$242,222

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and tax adjustments for swaps, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2018 as follows.

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(4,021,042)	$1,701,433	$2,319,609

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2018, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Raymond James	54%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The effective date for these amendments is for any reports filed with the commission subsequent to November 5, 2018. Management has evaluated the impacts of these amendments and has determined that the updates are not material to the Fund’s consolidated financial statements. For this reason, the related changes have not been applied to these consolidated financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Equinox MutualHedge Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox MutualHedge Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Equinox Institutional Asset Management, LP advised investment companies since 2010.

Denver, Colorado

November 29, 2018

Equinox MutualHedge Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including upfront and deferred sales charges (loads) on purchases of Class A shares and deferred sales charges (loads) on certain redemptions of Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	4-1-18	9-30-18	4/1/18 – 9/30/18	Ratio
Class A	$ 1,000.00	$ 960.80	$ 9.59	1.95%
Class C	1,000.00	956.60	13.24	2.70%
Class I	1,000.00	961.10	8.36	1.70%

		Ending
Hypothetical	Beginning	Account	Expenses Paid	Annualized
(5% return before	Account Value	Value	During Period*	Expense
expenses)	4-1-18	9-30-18	4/1/18 – 9/30/18	Ratio
Class A	$ 1,000.00	$ 1,015.29	$ 9.85	1.95%
Class C	1,000.00	1,011.53	13.62	2.70%
Class I	1,000.00	1,016.55	8.59	1.70%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Equinox MutualHedge Futures Strategy Fund (Adviser – Equinox Fund Management, LLC)*

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Equinox Fund Management, LLC (“Equinox”) and the Trust, with respect to the Equinox MutualHedge Futures Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser, founded in 2003, was an affiliate of the Equinox Financial Group, LLC, which managed approximately $1.14 billion in assets and offered a wide range of alternative investment options with customized strategies. The Trustees reviewed the background of key adviser investment personnel and acknowledged their academic achievements while also noting their diverse financial industry history, which included experience with hedge funds, managed futures, and as well as other liquid alternative investments. The Trustees reviewed the adviser’s investment process and noted that it allocated and periodically rebalanced assets among selected investment vehicles to diversify exposure and manage volatility. The Trustees found the research and analysis that the adviser performed to execute its investment process to be comprehensive and thorough. The Trustees noted that the adviser had a strong risk management process that was centered on the portfolio management team and was supported by various risk committees. The Trustees noted that the adviser had sufficiently experienced personnel and resources to support a complex investment strategy and due diligence process.

Performance. The Trustees noted that for the past year, the Fund had underperformed its peer group median, but had outperformed its Morningstar category median over the same period. The Trustees observed that the Fund had outperformed its peer group and Morningstar category medians over the three year, five year and since inception periods. They discussed that the Fund was ranked in the top 1.0% in its peer group and Morningstar category since inception, despite its consistently high volatility. The Trustees concluded that the Fund’s performance was indicative of the adviser successfully managing the Fund in accordance with its stated investment strategy and objective.

Fees and Expenses. The Trustees reviewed the adviser’s advisory fee of 1.45% and noted that it was higher than its Morningstar category median but lower than its peer group median. They

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

further observed that it was well within the ranges of both groups. The Trustees discussed the Fund’s net expense ratio of 1.70%, which they noted was lower than its peer group median, but higher than its Morningstar category median, although well within the range of the category. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether it earned a profit in connection with its relationship with the Fund. They noted that the adviser realized a healthy profit over the past 12 months, but agreed that the amount of profit was not unreasonable in terms of percentage of revenue. The Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the adviser and the Fund had realized economies of scale. They agreed that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time. The Trustees discussed the adviser’s position on breakpoints and noted that the adviser indicated willingness to discuss breakpoints as the Fund’s asset levels increase. The Trustees agreed to revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that renewal of the advisory agreement was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/18 – NLFT_v1

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish St. Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $34,250

2017 - $37,500

2016 - $37,500

2015 - $37,500

2014 - $37,500

(b)	Audit-Related Fees

2018 – None

2017 – None

2016 – None

2015 – None

2014 - None

(c)	Tax Fees

2018 - $6,000

2017 - $7,500

2016 - $7,500

2015 - $7,500

2014 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

2016 – None

2015 – None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $6,000

2017 - $7,500

2016 - $7,500

2015 - $7,500

2014 - $7,500

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 12/7/2018

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 12/7/2018